                                                                   Exhibit 99.27

                        UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA




IN RE: MENLO ACQUISITION CORP.             CASE NO.     96-41107-N
   FDBA FOCUS SURGERY, INC.                             ----------
                                           CHAPTER 11
                                           MONTHLY OPERATING REPORT
                                           (GENERAL BUSINESS CASE)



                       SUMMARY OF FINANCIAL STATUS

MONTH ENDED      April, 1998
             ------------------


1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                           END OF           END OF                AS OF
                                                                          CURRENT            PRIOR               PETITION
2.   ASSET/LIABILITY SUMMARY                                               MONTH             MONTH                FILING
                                                                           -----             -----                ------
       Current Assets (Market Value)                                      $238,719          $238,540             $502,204
                                                                         ---------          --------           -----------
       Total Assets (Market Value)                                        $238,719          $238,540           $2,152,204
                                                                         ---------          --------           -----------
       Current Liabilities                                                $101,512          $101,644
                                                                         ---------          --------           -----------
       Total Liabilities                                                  $388,730          $121,644             $831,829
                                                                         ---------          --------           -----------
                                                                                                                PETITION
                                                                            CURRENT           PRIOR              DATE TO
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                    MONTH            MONTH             MONTH END
                                                                             -----            -----             ---------
       a.  Total Receipts                                                     $250              $613           $1,510,694
                                                                         ---------          --------           -----------
       b.  Total Disbursements                                                 $71            $2,150           $1,291,548
                                                                         ---------          --------           -----------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)         $179           ($1,537)            $219,146
                                                                         ---------          --------           -----------
       d.  Cash Balance Beginning of Month                                $238,540          $240,077           -----------
                                                                         ---------          --------
       e.  Cash Balance End of Month (c + d)                              $238,719          $238,540
                                                                         ---------          --------
                                                                         ---------          --------

4.   POST-PETITION LIABILITIES & RECEIVABLES                             RECEIVABLES                           LIABILITIES
                                                                         -----------                           -----------
       Balance at End of Previous Month                                  ---------                             -----------
       Balance at End of Current Month                                          $0                               $101,512
                                                                         ---------                             -----------
5.   PAST DUE POST-PETITION LIABILITIES
       Balance at End of Previous Month (over 30 days)                   ---------
       Balance at End of Current Month (over 30 days)                           $0
                                                                         ---------
                                                                                                      YES             NO
                                                                                                      ---             --
6.   Are all federal, state, and local taxes current? (if no, attach schedule of unpaid           X
     items)                                                                                       ------------    ------------

7.   Have any payments been made to pre-petition creditors, other than payments in the
     normal course to secured creditors or lessors? (if yes, attach listing including date                        X
     of payment, amount of payment and name of payee)                                             ------------    ------------

8.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
     attach listing including date of payment, amount and reason for payment, and name of                         X
     payee)                                                                                       ------------    ------------

9.   Have any payments been made to professionals?  (if yes, attach listing including date                        X
     of payment, amount of payment and name of payee)                                             ------------    ------------

10.  If you answered yes to line 7,8, or 9, were all such payments approved by the court?
                                                                                                  ------------    ------------
11.  Is the estate insured for replacement cost of assets and for general liability?                              X
                                                                                                  ------------    ------------
12.  Are U.S. Trustee quarterly fees current?                                                     X
                                                                                                  ------------    ------------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

     Date:   May 26 , 1998                           Richard J. Redett
           -------------------            -------------------------------------
                                                   Responsible Individual

                               BALANCE SHEET
                          (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED  APRIL, 1998
                             ($ _____________ )

        ASSETS

                                                                  FROM SCHEDULES    MARKET VALUE
          CURRENT ASSETS                                          --------------    ------------
 1            Cash and cash equivalents - unrestricted                                   $238,719
                                                                                  ---------------
 2            Cash and cash equivalents - restricted
                                                                                  ---------------
 3            Accounts receivable (net)                                 A                      $0
                                                                                  ---------------
 4            Inventory                                                 B                      $0
                                                                                  ---------------
 5            Prepaid expenses
                                                                                  ---------------
 6            Other:
                    ----------------------------------                            ---------------
 7
              ----------------------------------------                            ---------------
 8                  TOTAL CURRENT ASSETS                                                 $238,719
                                                                                  ---------------


     PROPERTY AND EQUIPMENT (MARKET VALUE)

 9            Real property                                             C                      $0
                                                                                  ---------------
10            Machinery and equipment                                   D                      $0
                                                                                  ---------------
11            Furniture and fixtures                                    D                      $0
                                                                                  ---------------
12            Office equipment                                          D                      $0
                                                                                  ---------------
13            Leasehold improvements                                    D                      $0
                                                                                  ---------------
14            Vehicles                                                  D                      $0
                                                                                  ---------------
15            Other:                                                    D
                    ----------------------------------                            ---------------
16                                                                      D
              ----------------------------------------                            ---------------
17                                                                      D
              ----------------------------------------                            ---------------
18                                                                      D
              ----------------------------------------                            ---------------
19                                                                      D
              ----------------------------------------                            ---------------
20                  TOTAL PROPERTY AND EQUIPMENT                                               $0
                                                                                  ---------------

     OTHER ASSETS
21
              ----------------------------------------                            ---------------
22
              ----------------------------------------                            ---------------
23
              ----------------------------------------                            ---------------
24
              ----------------------------------------                            ---------------
25                  TOTAL OTHER ASSETS                                                         $0
                                                                                  ---------------
26                  TOTAL ASSETS                                                         $238,719
                                                                                  ---------------
                                                                                  ---------------

          NOTE:

                Indicate the method used to estimate the market value of
                assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                                     ----------

                ---------------------------------------------------------------

                ---------------------------------------------------------------

                ---------------------------------------------------------------

                ---------------------------------------------------------------

                ---------------------------------------------------------------

                               LIABILITIES AND EQUITY
                              (GENERAL BUSINESS CASE)

                                      ($________)



     LIABILITIES                                              FROM SCHEDULES
       POST-PETITION                                          --------------

          CURRENT LIABILITIES

27            Salaries and wages
                                                                                  --------------
28            Payroll taxes
                                                                                  --------------
29            Real and personal property taxes
                                                                                  --------------
30            Income taxes
                                                                                  --------------
31            Notes payable (short term)
                                                                                  --------------
32            Accounts payable (trade)                                  A                     $0
                                                                                  --------------
33            Real property lease arrearage
                                                                                  --------------
34            Personal property lease arrearage
                                                                                  --------------
35            Accrued professional fees                                                 $100,012
                                                                                  --------------
36            Current portion of long-term debt
              (due within 12 months)
                                                                                  --------------
37            Other:   Other general accruals                                             $1,500
                      -----------------------------                               --------------

38         ----------------------------------------                               --------------

39         ----------------------------------------                               --------------

40         TOTAL CURRENT LIABILITIES                                                    $101,512
                                                                                  --------------
41       LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                  --------------

42         TOTAL POST-PETITION LIABILITIES                                             $101,512
                                                                                  --------------
       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43            Secured claims                                            E                     $0
                                                                                  --------------
44            Priority unsecured claims                                 E                $20,000
                                                                                  --------------
45            General unsecured claims                                  E               $267,218
                                                                                  --------------

46            TOTAL PRE-PETITION LIABILITIES                                            $287,218
                                                                                  --------------
47            TOTAL LIABILITIES                                                         $388,730
                                                                                  --------------

     EQUITY (DEFICIT)
48
           ----------------------------------------                               --------------
49
           ----------------------------------------                               --------------
50
           ----------------------------------------                               --------------
51
           ----------------------------------------                               --------------
52     Market value adjustment
                                                                                  --------------
53         TOTAL EQUITY (DEFICIT)                                                             $0
                                                                                  --------------

54         TOTAL LIABILITIES AND EQUITY (DEFICIT)                                       $388,730
                                                                                  --------------
                                                                                  --------------

                                     SCHEDULES
                              (GENERAL BUSINESS CASE)
                                     ($______)

                                     SCHEDULE A
                          ACCOUNTS RECEIVABLE(Net)/PAYABLE

                                                     ACCOUNTS       ACCOUNTS PAYABLE            PAST DUE
     Receivables and Payables Ageings               RECEIVABLE       [POST PETITION]       POST PETITION DEBT
                                                    ----------      ----------------       ------------------

          0 -30 Days
                                                    ----------      ----------------    _
          31-60 Days                                                                     |
                                                    ----------      ----------------     |
          61-90 Days                                                                     |             $0
                                                    ----------      ----------------     | ------------------
          91+ Days                                                                      _|
                                                    ----------      ----------------
          Total accounts receivable/payable               $0                    $0
                                                    ----------      ----------------
                                                                    ----------------
          Allowance for doubtful accounts
                                                    ----------
          Accounts receivable (net)                       $0
                                                    ----------
                                                    ----------

                                SCHEDULE B
                       INVENTORY/COST OF GOODS SOLD

     TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
     ---------------------------------                           ------------------

                                           INVENTORY(IES)        Inventory Beginning of Month
                                             BALANCE AT                                             -------------------
                                            END OF MONTH
                                            ------------         Add -
     Retail/Restaurants -                                             Net purchases
                                        --------------------                                        -------------------
          Product for resale                                          Direct labor
                                                                                                    -------------------
                                                                      Manufacturing overhead
                                                                                                    -------------------
     Distribution -                                                   Freight in
                                                                                                    -------------------
          Product for resale                                          Other:
                                        --------------------                                        -------------------
     Manufacturer -                                                  -----------------------

                                                                     -----------------------

          Raw materials
                                        --------------------
          Work-in-progress                                       Less -
                                        --------------------
          Finished goods                                              Inventory End of Month
                                        --------------------                                        -------------------
                                                                      Shrinkage
                                                                                                    -------------------
     Other -                                                          Personal Use
                                        --------------------                                        -------------------

          Explain                                                Cost of Goods Sold                                  $0
                 ---------------------                                                              -------------------
          ----------------------------                                                              -------------------
              TOTAL                                       $0
                                        --------------------
                                        --------------------

     METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
     ---------------------------                                 ---------------------------
     Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory valuation used.
                      Yes_______  No________
     How often do you take a complete physical inventory?        Valuation methods -

                                                                     FIFO cost
                                                                                              --------------------
          Weekly                                                     LIFO cost
                          ----                                                                --------------------
          Monthly                                                    Lower of cost or
                          ----                                         market
          Quarterly                                                                           --------------------
                          ----
          Semi-annually                                              Retail method
                          ----                                                                --------------------
          Annually                                                   Other -
                          ----                                                                --------------------

     Date of last physical inventory was          12/31/94               Explain
                                           ---------------               -----------------------------------------
                                                                         -----------------------------------------
     Date of next physical inventory is                N/A
                                           ---------------

                                     SCHEDULE C
                                   REAL PROPERTY

     DESCRIPTION                                                    COST                     MARKET VALUE
     -----------                                                    ----                     ------------
---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------
       TOTAL                                                               $0                              $0
                                                               --------------             -------------------
                                                               --------------             -------------------

                                     SCHEDULE D
                              OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                         COST                     MARKET VALUE
-----------                                                         ----                     ------------

MACHINERY & EQUIPMENT -

---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------
       TOTAL                                                               $0                              $0
                                                               --------------             -------------------
                                                               --------------             -------------------

FURNITURE & FIXTURES -
---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------
       TOTAL                                                               $0                              $0
                                                               --------------             -------------------
                                                               --------------             -------------------

OFFICE EQUIPMENT -
---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------
       TOTAL                                                               $0                              $0
                                                               --------------             -------------------
                                                               --------------             -------------------

LEASEHOLD IMPROVEMENTS -
---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------
       TOTAL                                                               $0                              $0
                                                               --------------             -------------------
                                                               --------------             -------------------

VEHICLES -
---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------

---------------------------------------------------------      --------------             -------------------
       TOTAL                                                               $0                              $0
                                                               --------------             -------------------
                                                               --------------             -------------------

                                     SCHEDULE E
                              PRE-PETITION LIABILITIES

                                                                  CLAIMED                       ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                        AMOUNT                     AMOUNT  (b)
                                                                   ------                     -----------
     Secured claims  (a)                                             $115,778
                                                               --------------             -------------------
     Priority claims other than taxes
                                                               --------------             -------------------
     Priority tax claims                                                                              $20,000
                                                               --------------             -------------------
     General unsecured claims                                        $586,534                        $267,218
                                                               --------------             -------------------

     (a)  List total amount of claims even if under secured.


     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                     SCHEDULE F
                             RENTAL INCOME INFORMATION
                     Not Applicable to General Business Cases.

                            STATEMENT OF OPERATIONS
                            (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     APRIL, 1998
                                         ------------------
                               $_______________

          CURRENT MONTH
----------------------------------                                                               CUMULATIVE         NEXT MONTH
  ACTUAL     FORECAST    VARIANCE                                                              (CASE TO DATE)        FORECAST
  ------     --------    --------                                                              --------------        --------
                                         REVENUES
                                $0    1       Gross Sales
----------  ----------  ----------                                                               ----------         ----------
                                $0    2       less: Sales Returns & Allowances
----------  ----------  ----------                                                               ----------         ----------
        $0          $0          $0    3       Net Sales                                                 $0                 $0
----------  ----------  ----------                                                               ----------         ----------
        $0                      $0    4       less: Cost of Goods Sold      (Schedule 'B')
----------  ----------  ----------                                                               ----------         ----------
        $0          $0          $0    5       Gross Profit                                              $0                 $0
----------  ----------  ----------                                                               ----------         ----------
                                $0    6       Interest
----------  ----------  ----------                                                               ----------         ----------
                                      7       Other Income:
----------  ----------  ----------                                                               ----------         ----------
                                $0    8                                                            $25,565
----------  ----------  ----------            -----------------------------------------          ----------         ----------
                                $0    9
----------  ----------  ----------            -----------------------------------------          ----------         ----------
        $0          $0          $0   10            TOTAL REVENUES                                  $25,565                 $0
----------  ----------  ----------                                                               ----------         ----------



                                       EXPENSES

                                $0   11       Compensation to Owner(s)/Officer(s)
----------  ----------  ----------                                                               ----------         ----------
                                $0   12       Salaries/Commissions
----------  ----------  ----------                                                               ----------         ----------
                                $0   13       Management Fees
----------  ----------  ----------                                                               ----------         ----------
                                $0   14       Depreciation                                        $368,860
----------  ----------  ----------                                                               ----------         ----------
                                $0   15       Taxes:
----------  ----------  ----------                                                               ----------         ----------
                                $0   16            Employer Payroll Taxes
----------  ----------  ----------                                                               ----------         ----------
                                $0   17            Real Property Taxes
----------  ----------  ----------                                                               ----------         ----------
                                $0   18            Other Taxes
----------  ----------  ----------                                                               ----------         ----------
                                $0   19       Other Selling
----------  ----------  ----------                                                               ----------         ----------
       $71                    ($71)  20       Other Administrative                                 $40,137
----------  ----------  ----------                                                               ----------         ----------
                                $0   21       Interest
----------  ----------  ----------                                                               ----------         ----------
                                     22       Other Expenses:
----------  ----------  ----------                                                               ----------         ----------
                                $0   23       Writedown Assets                                    $274,406
----------  ----------  ----------            -----------------------------------------          ----------         ----------
                                $0   24       Reduction of Debt to Settlements                   ($455,184)
----------  ----------  ----------            -----------------------------------------          ----------         ----------
                                $0   25
----------  ----------  ----------            -----------------------------------------          ----------         ----------
                                $0   26
----------  ----------  ----------            -----------------------------------------          ----------         ----------
                                $0   27
----------  ----------  ----------            -----------------------------------------          ----------         ----------
                                $0   28
----------  ----------  ----------            -----------------------------------------          ----------         ----------
                                $0   29
----------  ----------  ----------            -----------------------------------------          ----------         ----------
                                $0   30
----------  ----------  ----------            -----------------------------------------          ----------         ----------

       $71          $0        ($71)  31            TOTAL EXPENSES                                 $228,219                 $0
----------  ----------  ----------                                                               ----------         ----------

      ($71)         $0        ($71)  32  SUBTOTAL                                                ($202,654)                $0
----------  ----------  ----------                                                               ----------         ----------

                                         REORGANIZATION ITEMS

     ($132)                   $132   33       Professional Fees                                   $285,086
----------  ----------  ----------                                                               ----------         ----------
                                $0   34       Provisions for Rejected Executory Contracts
----------  ----------  ----------                                                               ----------         ----------
                                              Interest Earned on Accumulated Cash
----------  ----------  ----------                                                               ----------         ----------
      $250                   ($250)  35          Resulting from Chp 11 Case                        $30,222
----------  ----------  ----------                                                               ----------         ----------
                                $0   36       Gain or (Loss) from Sale of Equipment              ($450,000)
----------  ----------  ----------                                                               ----------         ----------
                                $0   37       Miscellaneous                                        $16,952
----------  ----------  ----------            -----------------------------------------          ----------         ----------
                                $0   38       Settlements                                         $682,500
----------  ----------  ----------            -----------------------------------------          ----------         ----------
     ($382)         $0        $382   39            TOTAL REORGANIZATION ITEMS                   $1,404,316                 $0
----------  ----------  ----------                                                               ----------         ----------
      $311          $0        $311   40  NET PROFIT (Loss) BEFORE FEDERAL & STATE TAXES        ($1,606,970)                $0
----------  ----------  ----------                                                               ----------         ----------
                                $0   41       Federal & State Income Taxes
----------  ----------  ----------                                                               ----------         ----------
      $311          $0        $311   42  NET PROFIT (Loss)                                     ($1,606,970)                $0
----------  ----------  ----------                                                               ----------         ----------
----------  ----------  ----------                                                               ----------         ----------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                     SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                               (GENERAL BUSINESS CASE)

                        FOR THE MONTH ENDED     April, 1998
                                           ------------------------




CASH BALANCE BEGINNING OF MONTH                                                                                            $238,540
                                                                                                                   ----------------

CASH RECEIPTS  (1)                                                                                                             $250
                                                                                                                   ----------------
CASH DISBURSEMENTS  (1)                                                                                                         $71
                                                                                                                   ----------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                             $179
                                                                                                                   ----------------

CASH BALANCE END OF MONTH                                                                                                  $238,719
                                                                                                                   ----------------
                                                                                                                   ----------------


RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                                            ACCOUNT 1            ACCOUNT 2            ACCOUNT 3
                                                                            ---------            ---------            ---------
BANK                                                                  Silcon Valley Bank     Bank of America
                                                                      ------------------     ----------------       ----------------
ACCOUNT TYPE                                                          Checking               Trust Account M&M
                                                                      ------------------     ----------------       ----------------
ACCOUNT NO.                                                                  3300023699
                                                                      ------------------     ----------------       ----------------
ACCOUNT PURPOSE                                                       General                General                Distribution
                                                                      ------------------     ----------------       ----------------
BALANCE, END OF MONTH                                                          $117,586             $100,351                $20,782
                                                                      ------------------     ----------------       ----------------
TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                           $238,719
                                                                      ------------------
                                                                      ------------------



(1)  Excluding bank transfers between your accounts.